UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2006

U.S. CANADIAN MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-25523	33-08843633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
#161 – 936 Peace Portal Drive Blaine, Washington 98230
(Address of principal executive offices)
Registrant’s telephone number, including area code: 702-357-8722

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

US Canadian Minerals Inc. (the "Company") is pleased to announce the receipt of a letter dated September 2, 2008 from the Securities and Exchange Commission ("SEC") notifying the Company that the staff of the SEC has completed its investigation of the Company and does not intend to recommend any enforcement action against the Company. The Company had received a Wells Notice from the SEC on March 14, 2006 stating that the staff of the SEC was investigating the Company.  Clearing the Company of the Wells Notice has been a major goal of management since it took office in January of 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Canadian Minerals, Inc.

Dated: September 8, 2008	By:	/s/ Adam Jenn
	Name:	Adam Jenn
	Title:	President, Chief Executive Officer and Director